UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

ENGILITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35487	45-3854852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3750 Centerview Drive Chantilly, Virginia	20151 (Zip Code)
(Address of principal executive offices)

(703) 708-1400

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Engility Holdings, Inc. Amended and Restated 2012 Cash Incentive Plan

On May 23, 2013, Engility Holdings, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved an amendment and restatement of the Engility Holdings, Inc. 2012 Cash Incentive Plan (as amended, the “Amended and Restated Cash Incentive Plan”). A description of the material terms and conditions of the Amended and Restated Cash Incentive Plan is set forth on pages 55-58 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 12, 2013 (the “Proxy Statement”). The description, a copy of which is filed as Exhibit 10.1 hereto, is incorporated herein by reference. The description of the Amended and Restated Cash Incentive Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Cash Incentive Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Approval of the Engility Holdings, Inc. Amended and Restated 2012 Long Term Performance Plan

At the Annual Meeting, the Company’s stockholders also approved an amendment and restatement of the Engility Holdings, Inc. 2012 Long Term Performance Plan (as amended, the “Amended and Restated LTPP”). A description of the material terms and conditions of the Amended and Restated LTPP is set forth on pages 59-67 of the Proxy Statement. The description, a copy of which is filed as Exhibit 10.3 hereto, is incorporated herein by reference. The description of the Amended and Restated LTPP incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated LTPP, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2013, the Company held the Annual Meeting at the Ritz Carlton Hotel in McLean, Virginia. A total of 13,984,106 shares of the Company’s common stock, out of a total of 17,143,823 shares of the Company’s common stock outstanding and entitled to vote, were present in person or represented by proxies. Each of the proposals is described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Proposal 1 – Election of Directors

The following directors were elected to the Company’s Board of Directors to serve as directors until the Company’s 2016 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Darryll J. Pines	11,982,200	270,283	1,731,623
William G. Tobin	12,019,147	233,336	1,731,623

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,884,277	77,343	22,486	N/A

Proposal 3 – Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,994,486	252,525	55,472	1,731,623

Proposal 4 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

The Company’s stockholders voted for one year with respect to the frequency with which the Company’s stockholders are provided a non-binding, advisory vote on the compensation paid to the Company’s named executive officers.

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
11,569,321	67,080	567,868	48,214	1,731,623

The Company will file an amendment to this Current Report on Form 8-K to report the Company’s decision regarding the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers.

Proposal 5 – Approval of the Engility Holdings, Inc. Amended and Restated 2012 Cash Incentive Plan

The Amended and Restated Cash Incentive Plan was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,808,909	396,902	46,672	1,731,623

Proposal 6 – Approval of the Engility Holdings, Inc. Amended and Restated 2012 Long Term Performance Plan

The Amended and Restated LTPP was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,489,699	718,077	44,707	1,731,623

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Description of the Engility Holdings, Inc. Amended and Restated 2012 Cash Incentive Plan

10.2	Engility Holdings, Inc. Amended and Restated 2012 Cash Incentive Plan

10.3	Description of the Engility Holdings, Inc. Amended and Restated 2012 Long Term Performance Plan

10.4	Engility Holdings, Inc. Amended and Restated 2012 Long Term Performance Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

Date: May 28, 2013	By:	/s/ Jon Brooks
	Name:	Jon Brooks
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Description of the Engility Holdings, Inc. Amended and Restated 2012 Cash Incentive Plan

10.2	Engility Holdings, Inc. Amended and Restated 2012 Cash Incentive Plan

10.3	Description of the Engility Holdings, Inc. Amended and Restated 2012 Long Term Performance Plan

10.4	Engility Holdings, Inc. Amended and Restated 2012 Long Term Performance Plan